EXHIBIT 31.1

CERTIFICATION
PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT

I, Kevin R. Davidson, certify that:

1.	I have reviewed this report on Form 10-K/A of BioDrain Medical, Inc.; and

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 28, 2010

/s/ Kevin R. Davidson
Kevin R. Davidson
President, Chief Executive Officer, and Chief Financial Officer